UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2010

SKYPEOPLE FRUIT JUICE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-32249	98-0222013
(Commission File Number)	(IRS Employer Identification No.)

16F, National Development Bank Tower , No. 2, Gaoxin 1st Road, Xi’an, China	710075
(Address of Principal Executive Offices)	(Zip Code)

011-86-29-88386415
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                       Other Events

On November 17, 2010, SkyPeople Fruit Juice, Inc. (the “Company”), a Florida company, issued a press release. This press release further clarified and updated the Company’s calculation of EPS and adjusted EPS as discussed in the press release the Company originally issued on November 15, 2010. A copy of the press release dated November 17, 2010 is attached as Exhibit 99.1.

Item 9.01                       Financial Statements and Exhibits

99.1	Press release of SkyPeople Fruit Juice, Inc., dated November 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      November 19, 2010
SKYPEOPLE FRUIT JUICE, INC.

By:	/s/ SPRING LIU
Spring Liu
Chief Financial Officer